Principal Funds, Inc.
Supplement dated June 17, 2016
to the Statutory Prospectus dated December 31, 2015
(as supplemented on March 18, 2016 and May 31, 2016)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR CAPITAL SECURITIES
Delete the first paragraph under Principal Investment Strategies, and replace with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in preferred securities at the time of purchase. Preferred securities include preferred stock and various types of subordinated debt and convertible securities, including contingent convertible securities (“CoCos”). In particular, the Fund focuses on “capital securities,” which include securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) for purposes of satisfying their regulatory capital requirements. Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and are junior to all forms of the company’s senior debt, but may have "preference" over common stock in the payment of dividends and the liquidation of a company's assets. All of the preferred securities purchased by the Fund are issued by companies with senior debt rated at the time of purchase BBB- or higher by Standard & Poor's Rating Service ("S&P") or Baa3 or higher by Moody's Investors Service, Inc. ("Moody's"). The Fund may invest up to 100% of its assets in below investment grade (sometimes called “junk”) preferred securities which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the preferred security has been rated by only one of those agencies, that rating will determine whether the preferred security is below investment grade; if the preferred security has not been rated by either of those agencies, the Sub-Advisor will determine whether the preferred security is of a quality comparable to those rated below investment grade), provided that the issuer of such below investment grade preferred securities has senior debt outstanding that is rated at the time of purchase BBB- or higher by S&P or Baa3 or higher by Moody's. The Fund is not managed to a particular maturity or duration.
Under Principal Risks, add the following in alphabetical order:
Contingent Convertible Securities Risk. In addition to the general risks associated with fixed-income securities and convertible securities, the risks of investing in contingent convertible securities (“CoCos”) include the risk that interest payments will be canceled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and additional liquidity risks.
Convertible Securities Risk. Convertible securities are securities that are convertible into common stock. Convertible securities are subject to credit and interest rate risks associated with fixed-income securities and to stock market risks associated with equity securities.

FUND SUMMARY FOR DIVERSIFIED REAL ASSET
Under Performance, delete the Average Annual Total Returns table and replace with the following:

Average Annual Total Returns
For the periods ended 12/31/2014	1 Year	Life of Fund
Class A Return Before Taxes	(1.70)%	5.31%
Class A Return After Taxes on Distributions	(2.26)%	4.76%
Class A Return After Taxes on Distributions and Sale of Fund Shares	(0.77)%	4.07%
Class C Return Before Taxes	0.39%	5.38%
Class P Return Before Taxes	2.38%	6.43%
Institutional Class Return Before Taxes	2.52%	6.58%
Class R-6 Return Before Taxes	2.50%	6.57%
Barclays U.S. Treasury TIPS Index (reflects no deduction for fees, expenses, or taxes)	3.64%	4.06%
S&P Global Infrastructure Index (reflects no deduction for fees, expenses, or taxes)	12.12%	8.43%
S&P Global Natural Resources Index (reflects no deduction for fees, expenses, or taxes)	(10.18)%	(1.67)%
Bloomberg Commodity Index (reflects no deduction for fees, expenses, or taxes)	(17.01)%	(4.85)%
FTSE EPRA/NAREIT Developed Markets Index (reflects no deduction for fees, expenses, or taxes)	15.02%	11.01%
Diversified Real Asset Blended Index (reflects no deduction for fees, expenses, or taxes)	0.22%	3.43%
In the Performance section, delete the second paragraph under the Average Annual Total Returns table, and replace with the following:
Performance of a blended index shows how the Fund’s performance compares to a blend of indices with similar investment objectives. Performance of the components of the blended index are also shown. The weightings of the Diversified Real Asset Blended Index are as follows: 35% Barclays U.S. Treasury TIPS Index, 20% S&P Global Infrastructure Index, 20% S&P Global Natural Resources Index, 15% Bloomberg Commodity Index, and 10% FTSE EPRA/NAREIT Developed Markets Index. The blended index returns reflect the allocation described in the preceding sentence.

FUND SUMMARY FOR GLOBAL MULTI-STRATEGY
Under Principal Risks, delete the Asset Allocation Risk and replace with the following:
Asset Allocation Risk. A fund’s selection and weighting of asset classes and allocation among sub-advisors may cause it to underperform other funds with a similar investment objective.
In the Management section, under Sub-Advisors, add the following to the alphabetical list of sub-advisors:
Sound Point Capital Management, LP (effective on or about June 24, 2016)

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
In the column of the Strategy and Risk Table for the Capital Securities Fund, change the designation for Convertible Securities to “Principal.”
Delete the last paragraph under Convertible Securities, and replace with the following:
Depending on the features of the convertible security, a fund will treat a convertible security as a fixed-income security, equity security, or preferred security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade. Many convertible securities are relatively illiquid.

Delete the first sentence under Preferred Securities, and replace with the following:
Preferred securities include preferred stock and various types of subordinated debt and convertible securities. Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and are junior to all forms of the company's senior debt, but may have "preference" over common stock in the payment of dividends and the liquidation of a company's assets.

MANAGEMENT OF THE FUNDS
Delete the third paragraph under The Sub-Advisors, and replace with the following:
The Diversified Real Asset and Global Multi-Strategy Funds, which are part of the Principal Portfolio StrategiesSM, have multiple Sub-Advisors, and a team at Principal identified in each Fund summary determines the portion of those Funds’ assets that each Sub-Advisor will manage and may reallocate Fund assets among the Sub-Advisors from time-to-time. This team shares authority and responsibility day-to-day portfolio management, with no limitation on the authority of one portfolio manager in relation to another. The decision to reallocate Fund assets between the Sub-Advisors may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors occur as a Sub-Advisor liquidates assets in the normal course of portfolio management or with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.
Under The Sub-Advisors, delete the biographies for Jake S. Anonson, Jessica S. Bush, Kelly A. Grossman, Marcus W. Dummer, and Benjamin E. Rotenberg, and replace with the following:
Jake S. Anonson initially joined Principal in 1998 and re-joined Principal in 2012 after working at Miles Capital from 2010-2012. Mr. Anonson is responsible for the asset allocation and manager selection for the Principal Portfolio StrategiesSM. Mr. Anonson earned a bachelor’s degree in Finance and Economics from the University of Northern Iowa and an M.B.A. from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.
Jessica S. Bush joined Principal in 2006. Ms. Bush is responsible for the asset allocation and manager selection for the Principal Portfolio StrategiesSM. Ms. Bush earned a bachelor’s degree in Business Administration from the University of Michigan. She has earned the right to use the Chartered Financial Analyst designation.
Marcus W. Dummer joined Principal in 2003. Mr. Dummer is responsible for the asset allocation and manager selection for the Principal Portfolio StrategiesSM. Mr. Dummer earned a bachelor’s degree in Finance and an M.B.A. from the University of Utah. He has earned the right to use the Chartered Alternative Investment Analyst designation.
Kelly A. Grossman joined Principal in 1991. Ms. Grossman is responsible for the asset allocation and manager selection for the Principal Portfolio StrategiesSM. Ms. Grossman earned a bachelor’s degree in Mathematics and Computer Science from the University of Northern Iowa. Ms. Grossman is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.
Benjamin E. Rotenberg joined Principal in 2014. Prior to that, he was employed at Cliffwater LLC from 2007-2011. Mr. Rotenberg is responsible for the asset allocation and manager selection for the Principal Portfolio StrategiesSM. Mr. Rotenberg earned a bachelor’s degree in International Relations and Russian from Pomona College. He has earned the right to use the Chartered Financial Analyst and the Chartered Alternative Investment Analyst designations.
Under Sub-Advisor: Principal Global Investors, LLC (“PGI”), add the following sentence to the end of the first paragraph:
For the Blue Chip Fund, these services are provided by PGI doing business as "Aligned Investors".

On or about June 24, 2016, under The Sub-Advisors, add the following to the alphabetical list of sub-advisors:
Sub-Advisor: Sound Point Capital Management, LP (“Sound Point”), 375 Park Avenue, New York, NY 10152, founded in 2009, is a registered investment advisor that provides investment advice and portfolio management services.
Sound Point is one of the sub-advisors for the Global Multi-Strategy Fund and will primarily use the credit long/short and distressed credit strategies; however, it may also use any of the Fund’s other investment strategies from time to time.

DIVIDENDS AND DISTRIBUTIONS
In the seventh paragraph, delete www.principalfunds.com/investor/performance/distributions.htm, and replace with the following:
https://www.principalfunds.com/sources-of-distribution

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